SUPPLEMENT DATED FEBRUARY 7, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2010,

AS PREVIOUSLY SUPPLEMENTED JANUARY 21, 2011

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

NUVEEN INSURED MUNICIPAL BOND FUND

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

NUVEEN LIMITED TERM MUNICIPAL BOND FUND

The following sentence is added to the first paragraph of the section “Purchase and Redemption of Fund Shares”:

The Funds are generally not a suitable investment for individuals investing through retirement plans.

In the section “Purchase and Redemption of Fund Shares—Reduction or Elimination of Up-Front Sales Charge on Class A Shares—Elimination of Sales Charge on Class A Shares,” the last bullet point is hereby deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-MUNI2-0211P